UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 5, 2014

Spirit Realty Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD

Beginning November 5, 2014, certain officers of Spirit Realty Capital, Inc. (the "Company") will meet with certain institutional investors and analysts at NAREIT's Annual Convention, and will refer to a slide presentation regarding the business and real estate portfolio of the Company. A copy of this presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The presentation will be posted on the Company’s website, www.spiritrealty.com, on November 5, 2014. This slide presentation is not associated with any offering of securities.

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended or the Securities Exchange Act of 1934 (the “Exchange Act”), whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The inclusion of the presentation materials and the information contained therein in this filing will not be deemed an admission as to the materiality of any such information.

The slide presentation materials furnished as Exhibit 99.1 to this Current Report on Form 8-K contain statements that are not strictly historical and are forward-looking statements under federal securities laws. Any such forward-looking statements are reflections of management’s current operating plans, estimates, beliefs and assumptions based on information currently available to management, and are not guarantees of future performance. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, the Company’s continued ability to source new investments, risks associated with using debt to fund the Company’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads and changes in the real estate markets), unknown liabilities acquired in connection with the acquired properties, portfolios of properties, or interests in real-estate related entities, general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew eases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate), risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended and additional risks discussed in the Company’s filings with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and in the prospectus supplements relating to the offerings recently completed by the Company. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits.

The exhibit furnished as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report.

(d) Exhibits.

Number Exhibit

99.1        NAREIT Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael A. Bender
Michael A. Bender Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial and Accounting Officer)
Date: November 5, 2014

EXHIBIT INDEX

Exhibit Number	Description
99.1	NAREIT Presentation